SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.___)
Filed by the registrant x
Filed by a party other than the registrant [   ]
Check the appropriate box:
X	Preliminary proxy statement
[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[ ]	Definitive proxy statement.
[ ]	Definitive additional materials.
[ ]	Soliciting material under Rule 14a-12.
Peachtree Alternative Strategies Fund (Name of Registrant as Specified in Its Charter)
(Names of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (check the appropriate box):
X	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
[ ]	Fee paid previously with materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

Peachtree Alternative Strategies Fund
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

[Date]

Dear Shareholder,

Please take a moment to read this letter and the attached proxy statement which asks shareholders to vote to approve an amended Investment Advisory Agreement (the “Amended Agreement”) between Homrich & Berg, Inc. (the “Adviser”) and the Peachtree Alternative Strategies Fund (the “Fund”). After consideration, the proposed amendments have been recommended by the Fund’s Board of Directors and we recommend that you vote to approve the Amended Agreement.

There are two proposed amendments to the Agreement, which if approved will provide that the Fund, and not the Adviser, would be responsible for certain costs that will be incurred while managing the Fund. We believe that the two proposed amendments will improve the Adviser’s ability to achieve the Fund’s long term investment objectives and that they are in the best interest of shareholders. These are the only material changes being proposed to the terms of the Agreement, and it is important to note that the Fund’s expense cap of 1.50% will remain unchanged.

The first requested amendment specifies that the Fund shall pay for the expenses of the operational due diligence conducted by the Adviser and for the benefit for the Fund. These expenses include items such as on-site operational due diligence meetings and background checks on the management of Portfolio Funds. We believe that it is prudent to have the Fund bear these expenses given that they are borne for the benefit of the Fund. We believe it is extremely important to be thorough in this portion of the investment process, and that these incremental costs are in the best interest of the shareholders. The second amendment specifies that the Fund will pay the expense of any unaffiliated third party that is retained to provide additional operational due diligence, research, and/or risk management services on behalf of the Fund. We believe that there are certain instances where leveraging the resources and expertise of a third party that specializes in hedge fund operation due diligence, portfolio risk management, and asset class research would enhance the Adviser’s portfolio management capabilities and be to the benefit of Fund investors. At this time, we are in discussions with a potential third party to provide these services, but no official agreement has been reached. The terms of any such agreement would need to be approved by the Board.

In addition to the proposed changes to the Amended Agreement, we are asking investors to approve an additional proposal allowing for any adjournments of the special meeting of shareholders that may be necessary. This would allow more time to solicit additional proxies In the event that there are insufficient votes to approve the Amended Agreement at the time of the special meeting.

You may choose any one of the four ways listed in the included proxy card to vote. We request that you carefully consider these items and vote in a timely manner before the special meeting of shareholders scheduled for December 21st, 2017.

We thank you again for your support of the Fund.

Questions and Answers

While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of the proposals that requires a shareholder vote.

Q.	Why am I receiving this proxy statement?
A.
We are sending this document to you for your use in connection with the solicitation of your vote to approve the amended investment advisory agreement between Peachtree Alternative Strategies Fund (the “Fund”), and Homrich & Berg, Inc. (the “Adviser”), a Georgia corporation (the “Amended Agreement”). The amendments if approved would state that the Fund, rather than the Adviser, would pay travel and certain other expenses incurred by the Adviser in performing due diligence on the managers of the portfolio funds in which the Fund invests, and the fees and expenses of a third party unaffiliated with the Adviser who will perform certain operational due diligence, research and risk management services. At a meeting of the Fund’s Board of Trustees (the “Board”) held on September 27, 2017, the Board approved the Amended Agreement, subject to approval by the shareholders of the Fund.

Q.	What am I being asked to vote on?
A.
You are being asked to vote to approve (1) the Amended Agreement between the Adviser and the Fund, on behalf of the Fund; and (2) any adjournments of the special meeting of shareholders needed from time to time to solicit additional proxies if there are insufficient votes at the time of the special meeting to constitute a quorum or to approve Proposal 1.

Q.	How would this affect my account with the Fund?
A.
The Amended Agreement will not affect your account. You will still own the same number of shares in the Fund. In addition, the personnel responsible for managing the Fund’s investments will not change.

Q.	How will the Amended Agreement affect the fees and expenses I pay as a shareholder of the Fund?
A.
If the Fund’s total annual operating expense ratio is less than 1.50%, then the Amended Agreement will cause the fees and expenses that you pay as a shareholder of the Fund to increase slightly as the Fund will be paying fees and expenses that it does not currently pay. However, if the Fund’s total annual operating expense ratio is greater than 1.50%, then you will not pay any higher fees and expenses under the Amended Agreement as the Adviser has agreed to cap the Fund’s total annual operating expense ratio at 1.50% through August 31, 2018.

Q.	How does the Fund’s Board of Trustees recommend that I vote?
A.	After careful consideration, the Board unanimously recommends that shareholders vote FOR the proposals.

Q.	Who is eligible to vote?
A.	Any person who owned shares of the Fund on the “record date,” which is October 1, 2017 (even if that person has since sold those shares).

Q.	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?
A.	The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by the Adviser.

Q.	Why am I being asked to approve adjournments of the special meeting of shareholders to solicit additional proxies?
A.
It may become necessary from time to time to adjourn the meeting in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the meeting to constitute a quorum or to approve the Amended Agreement. If the proposal to approve adjournments of the meeting is approved and a quorum is not present at the meeting, it is expected that the holder of proxies will vote to authorize the adjournment of the meeting in order to solicit additional proxies. Even if a quorum is present at the meeting, but there are insufficient votes to approve the Amended Agreement, it is also expected that the holder of proxies will vote to authorize the adjournment of the meeting to solicit additional proxies.

Q.	What vote is required to approve the proposals?
A.
Approval of the Amended Agreement requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the special meeting of shareholders, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. A majority of the votes cast, either in person or by proxy, at the special meeting is required to approve any adjournment(s) of the special meeting, even if the number of votes cast is fewer than the number required for a quorum.

Q.	How can I cast my vote?
A.	You may vote in any of five ways:
• By telephone, by dialing toll-free 1-888-227-9349 to reach an automated touchtone voting line.
• By telephone with a live operator when you call toll-free 1-800-758-5378 Monday through Friday 9 a.m. to 10 p.m. Eastern time.
• Online at proxyonline.com using your proxy control number found below.
• By mailing in your signed and voted proxy card in the postage paid envelope provided.
• In person at the meeting at the Fund’s offices in Cincinnati.

We encourage you to vote via telephone using the control number on your proxy card and following the simple instructions because this method results in the most efficient means of transmitting your vote and reduces the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

IMPORTANT INFORMATION FOR SHAREHOLDERS

PEACHTREE ALTERNATIVE STRATEGIES FUND
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held December 21, 2017

Notice is hereby given that Peachtree Alternative Strategies Fund (the “Fund”) will hold a special meeting of shareholders (the “Special Meeting”) on December 21, 2017, at the offices of the Fund’s administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 at 10:00 am Eastern time.

The purpose of the Special Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1. To approve an amended investment advisory agreement between Homrich & Berg, Inc. (the “Adviser”) and the Fund; and

2. To approve any adjournments of the Special Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposal 1.

The Board of Trustees of the Fund unanimously recommends that you vote in favor of the proposals.

Shareholders of record of the Fund at the close of business on the record date, October 1, 2017, are entitled to notice of and to vote at the meeting and any adjournment (s) or postponements thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about [date], to such shareholders of record.

By Order of the Board of Trustees, Simon Berry Secretary Peachtree Alternative Strategies Fund Cincinnati, OH [date]

IMPORTANT - WE NEED YOUR PROXY VOTE IMMEDIATELY
Shareholders are invited to attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is urged to vote using the telephone voting instructions found on the enclosed proxy card or to indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Peachtree Alternative Strategies Fund
PROXY STATEMENT
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707

SPECIAL MEETING OF SHAREHOLDERS
December 21, 2017

Introduction
This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of Peachtree Alternative Strategies Fund (the “Fund”) in connection with the solicitation of proxies to be used at the special meeting of shareholders of the Fund to be held on December 21, 2017 (the “Special Meeting”). The purpose of the Special Meeting is to seek shareholder approval of an amended investment advisory agreement between the Fund and Homrich & Berg, Inc. (the “Adviser”) and to transact such other business as may be properly brought before the Special Meeting.

Shareholders of record at the close of business on the record date, established as October 1, 2017 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about [date].

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 21, 2017:

Please read the proxy statement before voting on the proposal. If you need additional copies of this proxy statement or proxy card, please contact AST at 1-800-758-5378. Representatives are available to answer your call Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern time. Additional copies of this proxy statement will be delivered to you promptly upon request.

For a free copy of the Fund’s annual report for the fiscal year ended April 30, 2017, or the most recent semi-annual report, please contact the Fund at (800) 657-3812 or write to the Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.

DESCRIPTION OF PROPOSAL 1: APPROVAL OF AMENDED INVESTMENT ADVISORY AGREEMENT

Background
The Special Meeting is being called to consider a proposal to amend the investment advisory agreement. The amendments would clarify that the Fund, rather than the Adviser, would pay travel and certain other expenses incurred by the Adviser related to operational due diligence services performed on the managers of the portfolio funds in which the Fund invests. In addition, should a third party unaffiliated with the Adviser, be hired to perform additional operational due diligence, research and risk management services on behalf of the Fund, the amendments would authorize the Fund to pay the fees and expenses of such third party. At this time, no agreement has been reached to hire any particular third party. Should the Adviser recommend that a third party be hired, the Board would subsequently need to approve the hiring of, and fees paid, to such third party. At a meeting of the Fund’s Board of Trustees (the “Board”) held on September 27, 2017, the Board approved the Amended Agreement, subject to approval by the shareholders of the Fund.

The form of the Amended Agreement is attached as Exhibit A. The terms of the Amended Agreement are substantially similar to the terms of the Fund’s existing investment advisory agreement except for the changes mentioned above. The management fee being paid to the Adviser is not changing. The material terms of the Amended Agreement and the Prior Agreement are compared below in “Material Differences between the Prior Agreement and the Amended Agreement.”

Information About the Fund
The Fund is a closed-end management investment company organized as a Delaware statutory trust. Ultimus Fund Distributors, LLC (“Distributor”) is the distributor of the Fund’s shares. The Distributor is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The Fund’s administrator is Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45249.

Information About the Adviser
Homrich & Berg, Inc., a Georgia corporation, serves as the investment adviser to the Fund and is located at 3060 Peachtree Rd. NW, Atlanta, GA, 30305. The Adviser has operated as an SEC-registered investment adviser since it was established in 1989. The Adviser provides investment advisory services to the Fund and certain private investment funds. As of September 30, 2017, the Adviser had $5 billion in assets under management. Andrew Berg, Franklin Butterfield, Anthony Guinta, Adam Fuller, and Andrew Klepchick are the controlling principals of the Adviser. Stephanie Lang is the Chief Investment Officer of the Adviser and is the Fund's Interested Trustee. Ford Donohue is a Senior Investment Analyst for the Adviser and is President and Principal Executive Officer of the Fund.

The following table sets forth the name and principal occupation of each current controlling principal of the Adviser, each of whom are located at the Adviser’s principal office location.

Name	Principal Occupation
Andrew Berg	Partner, Chief Executive Officer and member of the Executive Committee of the Adviser.
Franklin Butterfield	Partner and member of the Investment Committee and Executive Committee of the Adviser.
Anthony Guinta	Partner, Chief Financial Officer and member of the Executive Committee of the Adviser.
Adam Fuller	Partner and member of the Investment Committee and Executive Committee of the Adviser.
Andrew Klepchick	Partner and member of the Investment Committee and Executive Committee of the Adviser.

Information About Fees of the Fund

SUMMARY OF FUND EXPENSES

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

Annual Fund Operating Expenses (as a percentage of average net assets)	Existing Fees	Pro Forma Fees
Management Fees	1.00%	1.00%
Other Expenses(1)	0.28%	0.44%
Acquired Fund Fees and Expenses(2)	3.63%	3.63%
Total Annual Fund Operating Expenses(3)	4.91%	5.07%

(1)
“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.The Fund’s actual expenses may vary from the estimated expenses shown in the table. “Other Expenses” do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under “Acquired Fund Fees and Expenses”). The Adviser advanced the Fund’s organizational and offering costs and is being reimbursed by the Fund consistent with the terms of the expense limitation agreement described in Note 3 below.

(2)
Shareholders indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds. Fees and expenses of Portfolio Funds are based on the Portfolio Funds’ historic fees and expenses. Generally, fees payable to an Investment Manager are estimated to range from 1% to 2% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund. In addition, certain Investment Managers charge an incentive allocation or fee which can range up to and in some cases above 20% of a Portfolio Fund’s net profits. These fees payable to Investment Managers are estimates and may be higher or lower. If the Fund redeems some or all of its investment in a Portfolio Fund within the first twelve months of its investment, the Portfolio Fund may charge a liquidation fee of up to 5% of the amount of the redemption. The Portfolio Funds held by the Fund and their fees will change over time, impacting the calculation of the “Acquired Fund Fees and Expenses.” Future “Acquired Fund Fees and Expenses” may be substantially higher or lower because certain fees are based on the performance of the Acquired Funds, which may fluctuate over time.

(3)
The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Institutional Shares to 1.50% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business). Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three (3) years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Institutional Shares in effect at the time the expenses were paid/waived. These arrangements will continue until August 31, 2018 and may be terminated at any time by the Board. No such termination will affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.

Expense Example. This Example helps you compare the cost of investing in the Fund to the cost of investing in other investment companies. The Example assumes that: (1) you invest $1,000 in the Fund; (2) your investment has a 5% return each year; (3) operating expenses and net expenses remain as stated in the previous table except to reflect the completion of the amortization of offering costs; and (4) all income dividends and capital gains distributions are reinvested in additional Institutional Shares at the NAV per Share. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Current Fees	$49	$147	$246	$493
Pro Forma Fees	$51	$152	$253	$505

Other than the Fund, the Adviser does not currently advise or sub-advise any other registered funds.

Reasons for Amendments to the Fund’s Investment Advisory Agreement
Shareholders of the Fund are being asked to approve the Amended Agreement between Peachtree Alternative Strategies Fund (the “Fund”), and Homrich & Berg, Inc. (the “Adviser”), a Georgia corporation (the “Amended Agreement”). The amendments would clarify that:

1. The Fund, rather than the Adviser, will pay travel and certain other expenses incurred by the Adviser in performing operational due diligence on the managers of the portfolio funds in which the Fund invests (each, a “Portfolio Fund”). Before making an investment in a Portfolio Fund, the Adviser requires an employee to conduct an operational due diligence meeting at the facilities of the Portfolio Fund’s manager (“Manager”). This meeting allows the Adviser to see the layout and infrastructure of the Manager’s office, to meet with the Portfolio Fund’s portfolio managers, and to meet with both risk and operational personnel of the Manager. The Adviser believes that these meetings are an important part of the process to help prevent unnecessary risk for the Fund. The Adviser currently pays for these expenses, but believes that it is reasonable to have the Fund pay the cost of these due diligence trips as they are in the best interests of the Fund’s shareholders. The Adviser anticipates conducting 2-4 trips per year, with a rough estimate of $1,000 per trip. The Adviser also typically pays for a background check of the Manager. In the aggregate, these expenses are very unlikely to amount to more than 1 basis point of total expense for the Fund.

2. The Fund will pay the fees and expenses of a third party unaffiliated with the Adviser who will perform certain operational due diligence, research and risk management services. The Fund is contemplating hiring a third party consultant that specializes in hedge fund operational due diligence, risk management, and general asset class research. This would allow the Adviser to leverage the scale, experience, and expertise of such third party to assist in the portfolio management process.

The Adviser believes that a consultant would lead to a significant improvement in the resources available for the performance of operational due diligence, risk management, and general idea generation. The Adviser also believes that the consultant could help the Fund, through the use of software, have more insight into the securities held by the Portfolio Funds and therefore, a better understanding of the risks of the securities indirectly held by the Fund. Finally, the consultant may have more leverage with the Portfolio Funds, and thus may be able to negotiate a better deal with the Portfolio Funds, resulting in the Fund paying lower fees to the Portfolio Funds. In addition, the consultant would allow the Adviser more time to focus on idea generation and portfolio construction.

No decision has been made with respect to which consultant would be hired, but it is expected that the cost to the Fund would likely end up being between $150,000 and $250,000 per year, which would be between 0.10% and 0.15% of Fund assets based on current assets. The Board would need to approve the hiring of the consultant, including the fees paid to such consultant.

If the Fund’s total annual operating expense ratio is less than 1.50%, then the Amended Agreement will cause the fees and expenses that you pay as a shareholder of the Fund to increase slightly as the Fund will be paying fees and expenses that it does not currently pay. However, if the Fund’s total annual operating expense ratio is greater than 1.50%, then you will not pay any higher fees and expenses under the Amended Agreement as the Adviser has agreed to cap the Fund’s total annual operating expense ratio at 1.50% through August 31, 2018.

At a meeting of the Fund’s Board of Trustees (the “Board”) held on September 27, 2017, the Board approved the Amended Agreement, subject to approval by the shareholders of the Fund.

Terms of the Prior and Amended Agreements
A copy of the Amended Agreement is attached as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the Amended Agreement, and the description set forth in this proxy statement of the Amended Agreement is qualified in its entirety by reference to Exhibit A. The terms of the Amended Agreement are substantially similar to the terms of the Prior Agreement with respect to services provided by the Adviser and are identical with respect to the advisory fees.

Pursuant to the existing Investment Advisory Agreement between the Fund and the Adviser (the “Prior Advisory Agreement”), the Adviser provides portfolio management services to the Fund, subject to the general supervision of the Board, for a management fee calculated at an annual rate equal to 1.00%, minus any fees paid to the Fund’s sub-adviser, payable monthly based on the Institutional Shares’ month end NAV. To date, for the current fiscal year, the Adviser has voluntarily waived its entire fee.

The Adviser provides office space and executive and other personnel to the Fund. The Fund pays all expenses, other than those agreed to be paid by the Adviser, including but not limited to printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization.

Pursuant to the terms of the Prior Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund’s continuous investment program in a manner reasonably consistent with the investment objective and policies of the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Institutional Shares to 1.50% (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business). Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three (3) years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Institutional Shares in effect at the time the expenses were paid/waived. These arrangements will continue until August 31, 2018 and may be terminated by the Board at any time. No such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.

The Advisory Agreement provides that in the absence of (i) willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under the Advisory Agreement; (ii) reckless disregard of its obligations and duties under the Advisory Agreement; or (iii) a loss resulting from a breach of a fiduciary duty, the Adviser is not subject to any liability to the Fund or any shareholder for any mistake of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services, including without limitation, any loss the Fund sustains with respect to the purchase, sale or retention of any security on behalf of the Fund. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation.

Material Differences between the Prior Agreement and the Amended Agreement

The terms of the Prior Agreement and the Amended Agreement are similar except that:

1. The Amended Agreement states that the Adviser may “delegate certain of its obligations under this Agreement by employing, subject to the approval, direction and control of the Board, a third party unaffiliated with the Adviser to will perform certain operational due diligence, research and risk management services.” The Amended Agreement also states that the third party is not permitted to perform services causing it to be considered an adviser under the 1940 Act, the Adviser will retain overall supervisory responsibility for the general management and investment of the Fund’s assets and if the Fund contracts directly with such third party, then the Adviser shall only be liable with respect to such third party for its failure to exercise appropriate supervision of such third party. If the Adviser contract directly with the third party, then the Adviser shall be liable for the actions or inactions of such third party. The Amended Agreement also states that Fund will pay the fees and expenses of such third party.

2. The Amended Agreement states that the Fund and not the Adviser shall pay, “travel expenses of employees of the Adviser to the extent that such expenses relate to “on-site” due diligence performed by the Adviser (e.g., travelling to meet with the investment manager of an underlying fund or potential underlying fund); and (3) other expenses related to the performance of due diligence services (e.g., background checks of individuals associated with an underlying fund or potential underlying fund)”;

Other Information

For the last fiscal year, the advisory fees accrued, waived and retained by the Adviser were as follows:

Fiscal Year Ended April 30	Advisory Fee Accrued	Advisory Fee Waived	Advisory Fee Retained
2017	$181,699	$103,199	$81,500

The Prior Agreement with the Adviser was most recently approved by the Board on October 17, 2016 and by the Fund’s initial shareholder as required by the 1940 Act on October 31, 2016.

For the fiscal year ended April 30, 2017, the Fund did not pay any commissions to an affiliated broker.

Board Approval and Recommendation

The Board, including the Trustees who are not “interested persons” (as that terms is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Trustees”) voting separately, has reviewed and approved the Amended Investment Advisory Agreement between the Adviser and the Fund for a term of one year. Approval took place at an in person meeting held on September 27, 2017, at which a majority of the Trustees, including a majority of the Independent Trustees, were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel.

In considering the Amended Investment Advisory Agreement for the Fund and reaching their conclusion with respect thereto, the Board reviewed and analyzed various factors that it determined were relevant, including the factors described below. In their deliberations, the Board did not identify any particular information that was all-important or controlling.

Nature, Extent and Quality of Services

The Trustees received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Adviser. The most recent Form ADV for the Adviser was reviewed by the Trustees. The Trustees specifically reviewed the qualifications, background and responsibilities of the members of the Adviser’s portfolio management team who oversee the day-to-day investment management and operations of the Fund. The Trustees considered the Adviser’s process for identifying investment managers and portfolio funds in which the Fund will invest, as well as, the Adviser’s recommendation that the Fund retain an independent third party to perform the operational due diligence on potential portfolio funds. The Trustees discussed the support resources available for investment research, compliance and operations. The Trustees were mindful that the investment process that will be used by the Adviser in managing the Fund is similar to that used to manage a predecessor fund, H&B Hedge Fund, LLC (the “Predecessor Fund”). After further discussion, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

Performance of the Adviser
The Trustees compared the performance of the Fund since its inception on January 3, 2017 through July 31, 2017 with the performance of its benchmark index, the Barclays US Aggregate Bond TR USD (“Barclays US Aggregate Bond”), the MSCI World NR USD (“MSCI ACWI”) and similarly structured closed-end funds that provide the possibility for quarterly tender offers (the “Peer Group”). They noted that the Fund outperformed the Barclays US Aggregate Bond index and trailed the MSCI ACWI index during that time period. The Trustees also considered that the Fund outperformed most of the Peer Group for the time period. After further discussion, the Trustees concluded that they were satisfied with the Adviser’s performance.

Cost of Advisory Services and Profitability
The Trustees next considered information regarding the Fund’s expense ratio and its various components, including the Adviser’s decision to cap the Fund’s annual operating expense. They also considered comparisons of these fees to the expense information for the Fund’s peer group, as presented by management, in which the Fund’s management fee was lower than or equal to the management fees of the peer group funds, while the total annual net expense ratio was lower than the average and the mean total annual net expense ratio of the peer group funds. The Trustees also considered the fact that the Adviser has been waiving its portion of the management fee as the only investors in the Fund are advisory clients of the Adviser. The Trustees also reviewed the Adviser’s pro forma profitability analysis over a 12 month period beginning October 1, 2017 and the Adviser’s financial statements and insurance arrangements. The Trustees concluded that the Adviser’s projected profitability was reasonable and that the Adviser’s assets, coupled with its insurance coverage, were sufficient to cover potential liabilities incurred under the Advisory Agreement.

Comparative Fee and Expense Data; Economies of Scale
The Trustees reviewed and considered the 1.00% contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services. The Trustees also considered that the advisory fee would be reduced by the amount of the sub-advisory fee paid to ABS Investment Management, LLC. The Trustees compared the fees and expenses of the Fund (including the Fund’s advisory fee) to those of a peer group of SEC registered fund of hedge funds noting that the proposed advisory fee is lower than or equal to each fund in the peer group and that the Fund’s proposed total annual expense ratio is lower than the average and mean total annual expense ratio of the peer group. The Trustees also reviewed and discussed the two new expenses to be paid by the Fund under the terms of the Amended Advisory Agreement: (1) the services of a third party consultant that specializes in hedge fund operational due diligence, risk management, and general asset class research; and (2) the travel expenses incurred by the Adviser in performing operational due diligence services. The Trustees also noted the Adviser’s statement that it currently does not believe an increase in the Fund’s assets would warrant a decrease in the management fee. After further discussion, the Trustees concluded that the fees to be paid to the Adviser under the Advisory Agreement and the Fund’s projected overall expenses are reasonable.

Other Benefits
The Trustees considered the Adviser’s representation that if the Fund’s assets grow significantly, the Adviser may benefit by gaining access to other investment products offered by private fund managers and the Adviser may offer these investment products to its advisory clients. The Trustees concluded that the anticipated benefits to be realized by Adviser from managing the Fund were acceptable.

For the reasons set forth above, the Board unanimously recommends that shareholders of the Fund vote in favor of the Amended Agreement with the Adviser.

DESCRIPTION OF PROPOSAL 2: APPROVAL OF ADJOURNMENTS OF THE SPECIAL MEETING

The purpose of this Proposal 2 is to authorize the holder of proxies solicited under this proxy statement to vote the shares represented by the proxies in favor of the adjournment of the Special Meeting from time to time in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposal 1.

One or more adjournments may be made without notice other than an announcement at the Special Meeting, to the extent permitted by applicable law and the Fund’s governing documents. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Fund’s shareholders who have already sent in their proxies to revoke them at any time before their use at the Special Meeting, as adjourned.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares
Only shareholders of record at the close of business on October 1, 2017, the record date, will be entitled to notice of, and to vote at, the meeting. On October 1, 2017, there were 1,487,128.781 shares of the Fund outstanding and entitled to vote.

Security Ownership of Management, Trustees and Principal Shareholders
As of the Record Date, to the best of the knowledge of the Fund, no Trustee or officer of the Fund beneficially owned 1% or more of the outstanding shares of the Fund, and the Trustees and the officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Adviser, Ultimus Fund Solutions, LLC, the parent company of the distributor, or any of their respective affiliates. As of the record date, no shareholder is known by the Fund to own beneficially or of record 5% or more of the outstanding shares of the Fund. No Trustee has purchased or sold more than 1% of the outstanding securities of the Adviser or an affiliate of the Adviser since May 1, 2016.

VOTING INFORMATION

Who is Eligible to Vote
Shareholders of record of the Fund as of the close of business on October 1, 2017 (the “Record Date”), are entitled to vote at the meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.

Quorum
In order for a vote on Proposal 1 to occur at the Special Meeting, there must exist a quorum of shareholders of the Fund. The presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present. Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.

In the event that the necessary quorum to transact business is not present at the Special Meeting, or the vote required to approve Proposal 1 is not obtained, the chairman of the Special Meeting, in order to permit the further solicitation of proxies, may adjourn the Special Meeting, subject to approval of Proposal 2, with respect to Proposal 1 from time to time to a date not more than 90 days after the original date of the meeting without further notice other than announcement at the Special Meeting. Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote on such adjournment in their discretion.

Vote Required to Pass the Proposals
As provided under the 1940 Act, approval of the Amended Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting. Abstentions and broker “non-votes” will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

Proposal 2 requires the vote of a majority of the votes cast, either in person or by proxy, at the Special Meeting to approve any adjournment(s) of the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum.

Proxies and Voting at the Meeting
Shareholders may use the proxy card provided if they are unable to attend the meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting. Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary at the principal executive office of the Fund shown at the beginning of this proxy statement), or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw a previously submitted proxy and vote in person. To obtain detailed information on how to attend the meeting and vote in person, please call 1-800-758-5378.

All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, FOR the proposals referred to in the proxy statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the meeting. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

Telephonic Voting
Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Method of Solicitation and Expenses
The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded. Any solicitation will be conducted by the Adviser and/or its affiliates.

The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Adviser. In addition to the solicitation by mail, officers and employees of the Adviser and /or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile. AST Fund Solutions has been retained as proxy tabulator. The Fund will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval. All such expenses will be borne by the Adviser and/or its affiliates.

Shareholder Proposals for Subsequent Meetings
The Fund does not hold annual shareholder meetings except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Fund’s Secretary at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting
No business other than the matter described above is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Funds and their shareholders.

Dated: [date]

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may proxy vote by telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

EXHIBIT A
FORM OF AMENDED AGREEMENT

PEACHTREE ALTERNATIVE STRATEGIES FUND
AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

AMENDED AND RESTATED AGREEMENT made as of ____________________, by and between Peachtree Alternative Strategies Fund, a Delaware statutory trust (the “Fund”), with its principal office and place of business at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 and Homrich & Berg, Inc., a Georgia corporation, with its principal office and place of business at 3060 Peachtree Rd. NW, Atlanta, GA 30305 (the “Adviser”).

WHEREAS, the Fund and the Adviser entered into an Investment Advisory Agreement as of November 7, 2016 (the “Original Agreement”);

WHEREAS, the Fund and the Adviser wish to amend and restate the Original Agreement to provide that certain fees and expenses previously the responsibility of the Adviser will now be paid by the Fund;

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, management investment company and may issue shares of beneficial interest, no par value;

WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and is engaged in the business of rendering investment advice and investment management services as an independent contractor; and

WHEREAS, the Fund desires that the Adviser perform investment advisory services for the Fund, and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Fund and the Adviser hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a) The Fund hereby appoints the Adviser, subject to the direction and control of the Fund’s Board of Trustees (“Board”), to manage the investment and reinvestment of the assets of the Fund and to provide other services as specified herein. The Adviser accepts this appointment and agrees to render its services for the compensation set forth herein. The Adviser shall for all purposes herein be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be an agent of the Fund.

(b) In connection therewith, the Fund shall deliver to the Adviser copies of: (i) the Fund’s Agreement and Declaration of Trust and By-laws (collectively, as currently in effect and as amended from time to time, “Organic Documents”); (ii) the Fund’s current registration statement; (iii) the Fund’s current Prospectus and Statement of Additional Information (collectively, as currently in effect and as amended or supplemented, the “Prospectus”); (iv) any shareholder service plan, distribution plan or similar documents adopted by the Fund with respect to the Fund (collectively, and as may be amended from time to time); and (v) all written policies and procedures adopted by the Fund that are relevant to the services provided by the Adviser (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures, collectively, as currently in effect and as amended for time to time, the “Procedures”).

The Fund shall also deliver to the Adviser: (vi) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons, appointing the Adviser and any subadviser (each a “Subadviser”) and approving this Agreement and any subadvisory agreement relating to the Fund (each, a “Subadvisory Agreement”); (vii) a certified copy of the resolutions of the Fund’s shareholder(s), if applicable, appointing the Adviser and each Subadviser; (viii) a copy of all proxy statements and related materials relating to the Fund; (ix) a certified copy of the resolution of the Board electing the officers of the Fund; and (x) any other documents, materials or information that the Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Fund shall furnish the Adviser with all amendments of or supplements to the foregoing except, in the case of item (x) the Fund provide only those amendments or supplements requested.

(c) The Adviser has delivered to the Fund a copy of its: (i) Form ADV as most recently filed with the SEC, (ii) code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”) and (iii) compliance policies and procedures adopted and implemented by the Adviser pursuant to Rule 206(4)-7 under the Advisers Act (such compliance policies and procedures, collectively, the “Compliance Manual”). The Fund acknowledges receipt of the Adviser’s Form ADV, Code, and Compliance Manual.

The Adviser shall promptly furnish the Fund with all amendments of or supplements to the foregoing.

SECTION 2. DUTIES OF THE FUND

In order for the Adviser to perform the services required by this Agreement, the Fund: (i) shall cause all service providers to the Fund to furnish information to the Adviser and to assist the Adviser as may be reasonably requested by the Adviser; and (ii) shall ensure that the Adviser has reasonable access to all records and documents maintained by the Fund or any service provider to the Fund.

SECTION 3. DUTIES OF THE ADVISER

Subject to the delegation of any of the following duties to one or more persons as permitted by Section 11 of this Agreement, the Adviser, at its own expense (except as provided herein), shall render the following services to the Fund:

(a) The Adviser shall assume all investment duties and have full discretionary power and authority with respect to the investment of the assets of the Fund. Without limiting the generality of the foregoing, the Adviser shall, with respect to the assets of the Fund: (i) obtain and evaluate such information and advice relating to the economy, securities markets, and securities and other investments as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest Fund assets in a manner reasonably consistent with the directions and policies set from time to time by the Board and any amendments thereto (“Board Policies”), the Organic Documents, the Prospectus, the Procedures (the Board Policies, the Organic Documents, the Prospectus, and the Procedures, collectively, the “Governing Documents”), and any other written guidelines or restrictions agreed to in writing by the Fund and the Adviser that are not inconsistent with the Governing Documents (the “Adviser Guidelines”), each as promptly provided to the Adviser by the Fund; (iii) determine the securities and other investments to be purchased, sold or otherwise disposed of including other investment funds (“Investment Funds”) and the timing of such purchases, sales and dispositions; (iv) to the extent applicable, vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with such proxy voting policies and procedures approved by the Board; (v) promptly issue settlement instructions to custodians designated by the Fund, where applicable; (vi) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements, where applicable; and (vii) take such further action, including, to the extent applicable, the placing of purchase and sale orders, selecting broker-dealers to execute, clear or settle such orders on behalf of the Fund, negotiating commission rates to be paid to broker-dealers, opening, maintaining and closing trading accounts in the name of the Fund, and executing for the Fund, as its agent and attorney-in-fact, subscription documents related to the Investment Funds and standard dealer or institutional customer agreements with broker-dealers, each as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement.

Subject to the supervision of the Board, the Adviser shall have full discretion and authority to enter into agreements with the Investment Funds to irrevocably forego the Fund’s right to vote its interests or shares of the Investment Funds.

(b) In effecting transactions on behalf of the Fund, to the extent that the Adviser uses a broker-dealer to effect a transaction, the Adviser’s primary consideration shall be to seek best execution, where applicable. In selecting broker-dealers to execute transactions (where applicable), the Adviser may take the following, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the full range of brokerage services offered by the broker-dealer. The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and applicable regulations and interpretations, the Adviser may allocate brokerage on behalf of the Fund to a broker-dealer who provide research services to the Fund and/or other accounts over which the Adviser or any of its affiliated persons exercise investment discretion. Subject to compliance with Section 28(e) and where applicable, the Adviser may cause the Fund to pay to a broker-dealer who provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund or its other advisory clients.

The Adviser may aggregate sales and purchase orders of the assets of the Fund, where applicable, with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliated persons. Whenever aggregating sales and purchase orders of the Fund with similar orders for other accounts advised by the Adviser or its affiliates, the orders shall be allocated as to price and amount among all such accounts in a manner believed to be equitable to the Fund and such other accounts.

(c) The Adviser shall report to the Board at each meeting thereof as requested by the Board all material changes in the Fund since the prior report, and shall also keep the Board informed of important developments affecting the Fund and the Adviser, and on its own initiative, or as requested by the Board, shall furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual investments comprising the Fund’s portfolio, including but not limited to the investments in Investment Funds, the performance of the Fund’s portfolio and the underlying Investment Funds, the investment strategies and holdings of the Investment Funds, or otherwise. The Adviser shall also furnish the Board with such available statistical and analytical information with respect to investments of the Fund, including but not limited to the underlying Investment Funds, as the Adviser may believe appropriate or as the Board reasonably may request. In providing investment advisory services pursuant to this Agreement, the Adviser shall comply with: (i) the Board Policies, the Organic Documents, the Fund’s investment objective, investment policies, and investment restrictions as set forth in the Prospectus, the Adviser Guidelines, and the Procedures, each as promptly provided to the Adviser by the Fund; (ii) the 1940 Act; (iii) the Advisers Act; (iv) the Securities Act; (v) the 1934 Act; (vi) the Internal Revenue Code of 1986, as amended; and (vii) other applicable laws.

(d) The Adviser shall report to the Board all matters related to the Adviser that are material to the Adviser’s performance of this Agreement. The Adviser shall notify the Fund as soon as reasonably practicable, and where possible, in advance of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser.

(e) The Adviser shall maintain the Compliance Manual that includes policies and procedures relating to the services it provides to the Fund that are reasonable designed to prevent violations of the federal securities laws as defined in Rule 38a-1 under the 1940 Act (“Federal Securities Laws”) as they relate to the Fund, and shall appoint persons to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge the administration of such policies and procedures.

(f) The Adviser shall provide the Fund’s chief compliance officer (the “Fund CCO”), upon reasonable request, with direct access to the Adviser’s chief compliance officer and, upon reasonable request, shall provide the Fund CCO, at its own expense, with information the Fund CCO reasonably believes is required to administer the Fund’s compliance program implemented pursuant to Rule 38a-1 under the 1940 Act including, without limitation: (i) periodic reports/certifications regarding the Adviser’s compliance with the Federal Securities Laws and the Adviser’s compliance program as set forth in the Compliance Manual; and (ii) special reports in the event of any Material Compliance Matter (as defined in Rule 38a-1 under the 1940 Act). Upon the written request of the Fund, the Adviser shall also permit the Fund or its representatives to examine the reports required to be made to the Adviser under the Code.

(g) The Adviser shall maintain, or cause to be maintained, records relating to its duties hereunder (including portfolio transactions and placing and allocation of brokerage orders) as are required to be maintained by the Fund under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Fund pursuant to applicable law. To the extent required by applicable law, the books and records pertaining to the Fund which are in possession of the Adviser shall be the property of the Fund (the “Fund Records”). The Fund, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided promptly by the Adviser to the Fund or its representatives.

(h) The Adviser shall cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants’ duties.

(i) The Adviser shall provide the Fund’s custodian and fund accountant, on each business day with such information relating to all transactions concerning the Fund’s assets and liabilities as the Fund’s custodian and fund accountant may reasonably require, including but not limited to information required to be provided under the Fund’s Valuation and NAV Error Correction Procedures, provided, however, the Adviser shall not be deemed to be the pricing agent for the Fund.

(j) Except as permitted by the Procedures, the Adviser shall not disclose and shall treat confidentially all information specifically relating to the Fund’s investments including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other investments held by the Fund, and any and all trades effected for the Fund (including past, pending and proposed trades). The foregoing shall not in any way restrict the Adviser’s ability to disclose information relating to Fund assets to the extent that such assets are held in other accounts managed or advised by the Adviser.

(k) The Adviser shall, consistent with the Procedures: (i) cooperate with and provide reasonable assistance to the Fund’s administrator, custodian, fund accountant transfer agent and pricing agents and all other agents and representatives of the Fund; (ii) provide such persons with Fund data as they may reasonably deem necessary to the performance of their obligations to the Fund; and (iii) maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

(l) The Adviser agrees that it will notify the Fund CCO as soon as reasonably possible of any information security event that involves the loss of, theft of, unauthorized access to or unauthorized disclosure or use of any Fund-related information technology, resources or data, and that could reasonably be expected to have the potential to have a material adverse impact on the Fund or its shareholders (an “Event”), and (b) keep the Fund CCO reasonably apprised of the Adviser’s response to the Event, including the Adviser’s assessment of the impact of the Event on the Fund and the Adviser’s remediation efforts. Should it be determined that the Event has adversely impacted or breached the confidentiality, integrity or availability of confidential Fund or shareholder information, the Fund CCO will promptly notify the Board, and, working in conjunction with the Adviser, will ensure that all appropriate notifications under state and federal laws are made and take such other actions as may be necessary or appropriate to mitigate legal and business risks relating to the Event.

(m) The Adviser agrees that it will notify the Fund CCO as soon as reasonably possible if it becomes aware of (a) any cybersecurity, related incident or event (other than an Event) that could reasonably be expected to have a material adverse impact on the ability of the Adviser to provide required services to the Fund or its shareholders, or the quality of such services; (b) any such incident or event that results in a violation of any law, rule or regulation applicable to the Fund or applicable to the Adviser in providing services to the Fund (or adversely affects the Adviser’s ability to comply with any such law, rule or regulation); or (c) any material weaknesses in its cybersecurity procedures.

SECTION 4. COMPENSATION

(a) In consideration of the foregoing, the Fund shall pay the Adviser a fee at an annual rate as listed in Appendix A hereto (the “Advisory Fee”), which shall be based on the Fund’s net asset value as of the end of each month. The Advisory Fee shall be accrued monthly and paid monthly in arrears by the Fund no later than the fifteenth day of each calendar month for services performed hereunder during the prior calendar month. If the Advisory Fee begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, the Advisory Fee to be received by the Adviser for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated based on the number of days the Agreement is in effect during that month as a percentage of the total number of days in that month. Upon the termination of this Agreement, the Fund shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b) The Adviser shall reimburse expenses of the Fund or waive its Advisory Fee to the extent necessary to maintain the Fund’s expense ratio at an agreed-upon amount for a period of time specified in a separate expense limitation agreement (“Expense Limitation Agreement”). The Adviser’s reimbursement of the Fund’s expenses shall be estimated and paid to the Fund monthly in arrears, at the same time as the Fund’s payment to the Adviser for such month. Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation may be subject to reimbursement by the Fund consistent with the terms of the Expense Limitation Agreement.

(c) The fee payable to the Adviser under this Agreement may be reduced to the extent of any receivable owed by the Adviser to the Fund (provided that such obligation is not subject to a good faith dispute) or as required under any operating expense limitation agreement applicable to the Fund.

(d) No fee shall be payable hereunder with respect to that portion of Fund assets which are invested in any other account or other investment company for which the Adviser serves as investment adviser or subadviser and for which the Adviser already receives an advisory fee.

SECTION 5. EXPENSES

(a) The Adviser shall pay its own expenses in connection with rendering the services to be provided by it pursuant to this Agreement, provided, however, that the Fund, and not the Adviser, shall bear: (1) travel expenses of employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board or any committees thereof; (2) travel expenses of employees of the Adviser to the extent that such expenses relate to “on-site” due diligence performed by the Adviser (e.g., travelling to meet with the investment manager of an underlying fund or potential underlying fund); and (3) other expenses related to the performance of due diligence services (e.g., background checks of individuals associated with an underlying fund or potential underlying fund). In addition, the Adviser shall be responsible for: (i) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of, and specifically requested by, the Adviser (unless such cost is otherwise allocated by the Board); (ii) any costs of liquidating or reorganizing the Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board); (iii) amendments to the Fund’s registration statement (other than amendments implemented in connection with the annual registration statement update) or supplements to the Prospectus as specifically requested by the Adviser (collectively, “Updates”) (unless such cost is otherwise allocated by the Board); and (iv) the dissemination of such Updates (unless such cost is otherwise allocated by the Board).

(b) The Fund shall be responsible for and assumes the obligation for payment of all of its expenses not specifically waived, assumed or agreed to be paid by the Adviser, including but not limited to: (i) the Advisory Fee payable under this Agreement; (ii) the fees payable to an administrator under an agreement between the administrator and the Fund; (iii) expenses of issuance, transfer, repurchase and redemption of Fund shares (including tender offer expenses); (iv) interest charges, taxes, brokerage fees and commissions, dividends on short sales, and other fees and expenses incurred in connection with borrowings or the acquisition, holding, and disposition of securities and other investments; (v) premiums of insurance for the Fund, its Trustees and officers, and fidelity bond premiums; (vi) fees and expenses of third parties, including the Fund’s independent public accountant, custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees and expenses of a third party unaffiliated with the Adviser who will perform certain operational due diligence, research and risk management services (whether hired by the Adviser (so long as approved by the Board) or the Fund); (viii) fees of pricing, interest, dividend, credit and other reporting services; (ix) costs of membership in trade associations; (x) acquired fund fees and expenses (as such term is used in Form N-2); (xi) telecommunication and transmission expenses; (xii) auditing, legal and compliance expenses; (xiii) costs of forming the Fund and maintaining its existence; (xiv) costs of preparing, filing, printing and mailing the Fund’s Prospectus, subscription application forms and shareholder reports, and other communications and delivering them to shareholders, whether of record or beneficial; (xv) expenses of meetings of shareholders and proxy solicitations therefor; (xvi) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of shares and of preparing tax returns; (xvii) costs of reproduction, stationery, supplies and postage; (xviii) fees and expenses of the Fund’s Trustees and officers; (xiv) costs of Board, Board committee and other corporate meetings; (xx) SEC registration fees and related expenses; (xxi) state, territory or foreign securities laws registration fees and related expenses; (xxii) all fees and expenses paid by the Fund in accordance with any distribution or shareholder service plan or similar agreement or plan; and (xxiii) all other costs of its operations including any extraordinary and non-reoccurring expenses including litigation, proceedings, claims and indemnification obligations to its Trustees, officers, and service providers, except as herein otherwise prescribed.

(c) To the extent that the Adviser pays fees, in addition to any distribution or servicing fees paid by the Fund, to a third party, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other servicing or distribution services, the Adviser shall report such payments (and to which third parties) regularly to the Fund.

SECTION 6. STANDARD OF CARE

(a) The Adviser shall not be liable hereunder to the Fund or any of the Fund’s shareholders for any mistake of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission taken or in any event whatsoever in the absence of: (i) bad faith, willful misfeasance or gross negligence in the performance of the Adviser’s duties or obligations under this Agreement or (ii) the Adviser’s reckless disregard of its duties and obligations under this Agreement. The Adviser acknowledges that federal and certain state securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or the Fund’s shareholders may have under applicable federal or state securities laws.

(b) The Adviser shall not be liable to Fund or the Fund’s shareholders for the errors of other service providers to the Fund, including the errors of pricing services, the administrator, the fund accountant, the custodian or the transfer agent to the Fund unless such errors arise from the Adviser providing false or misleading information to such service providers. The Adviser shall not be liable to the Fund or any of the Fund’s shareholders for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Fund (other than a duly authorized Fund officer that is also a member of, affiliated with or interested person of the Adviser, its affiliates, or successors thereto; (ii) the advice of counsel to the Fund; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 7. INDEMNIFICATION

(a) The Adviser shall indemnify the Fund and its officers, directors, employees, affiliates and agents (each, a “Fund Indemnitee”) for, and shall defend and hold each Fund Indemnitee harmless from, all losses, costs, damages and expenses (including reasonable legal fees) (collectively, the “Losses”) incurred by the Fund Indemnitee and arising from or in connection with the performance of this Agreement or a Subadvisory Agreement and resulting from the Adviser’s bad faith, willful misfeasance, or gross negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the breach of its fiduciary duty to the Fund under federal securities laws or state laws; provided, however, no such indemnification shall be required to the extent that the Losses result from the Fund’s bad faith, willful misfeasance, or gross negligence in the performance of its duties under this Agreement or the Fund’s reckless disregard of its duties or obligations under this Agreement.

(b) The Fund shall indemnify the Adviser, its officers, directors, employees, affiliates and agents (each, an “Adviser Indemnitee”) for, and shall defend and hold each Adviser Indemnitee harmless from all Losses incurred by the Adviser Indemnitee and arising from or in connection with the performance of its duties under this Agreement; provided, however, no such indemnification shall be required to the extent that the Losses result from the Adviser’s bad faith, willful misfeasance, or gross negligence in the performance of its duties under this Agreement or a Subadvisory Agreement, the Adviser’s reckless disregard of its duties or obligations under this Agreement or a Subadvisory Agreement, or the Adviser’s breach of its fiduciary duty under federal securities laws and state law.

(c) Upon the assertion of a claim for which a party may be required to indemnify an Fund Indemnitee or an Adviser Indemnity (each, an “Indemnitee”), the Indemnitee must promptly notify the indemnifying party of such assertion, and shall keep the indemnifying party advised with respect to all developments concerning such claim. The indemnifying party shall have the option to participate with the Indemnitee in the defense of such claim or to defend against said claim in its own name or in the name of the Indemnitee. The Indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnifying party may be required to indemnify it except with the indemnifying party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding Sections 7(a) and 7(b) hereof, in the event the Indemnitee has not secured such consent from the indemnifying party, the indemnifying party shall have no obligation to indemnify the Indemnitee.

SECTION 8. EFFECTIVENESS, DURATION AND TERMINATION

(a) This Agreement shall become effective as of the date first written above after approval (i) by a vote of the majority of those Trustees of the Fund who are not parties to this Agreement or interested persons of such party (other than as Trustees of the Fund) cast in person at a meeting called for the purpose of voting on the Agreement, and (ii) if required by the 1940 Act or applicable SEC staff interpretations thereof, by vote of a majority of the Fund's outstanding voting securities of the Fund.

(b) This Agreement shall remain in effect for a period of one year from the date of its effectiveness and shall continue in effect for successive annual periods thereafter; provided, however, that such continuance is specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Fund’s Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Fund) by votes cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuation of this Agreement is not approved, the Adviser may continue to render the services described herein in the manner and to the extent permitted by applicable law.

(c) This Agreement may be terminated immediately by the Fund if the Board, in its reasonable discretion and having due regard to the protection of investors and to the effectuation of the policies declared in section 1(b) of the 1940 Act, find that the services being rendered by the Adviser under this Agreement, fail in a material way to provide responsible management to the Fund as reasonably expected by an investment adviser, as defined in the Advisers Act; provided that the Adviser shall have the opportunity, within ten days of receipt of a written notice describing any such failure and the reasons therefor in reasonable detail, to cure the failure that is the subject of such notice.

(d) This Agreement may also be terminated at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days’ written notice to the Adviser; or (ii) by the Adviser on sixty days’ written notice to the Fund. This Agreement shall terminate immediately upon its assignment.

SECTION 9. ACTIVITIES OF THE ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’s right, or the right of any of the Adviser’s directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

SECTION 10. REPRESENTATIONS OF ADVISER.

The Adviser represents and warrants that it: (i) is registered as an investment adviser under the Advisers Act (and shall continue to be so registered for so long as this Agreement remains in effect); (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and shall seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) shall promptly notify the Fund of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (v) shall promptly notify the Fund if the Adviser is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; (vi) shall promptly notify the Fund of any material fact known to the Adviser regarding or relating to the Adviser that would make any written information provided to the Fund materially inaccurate or incomplete or if any written information becomes untrue in any material respect; (vii) shall promptly notify the Fund if the Adviser suffers a material adverse change in its business that would materially impair its ability to perform its duties under the Agreement; (viii) has adopted and implemented (and shall continue to maintain and implement for so long as this Agreement remains in effect) a Code that complies with the requirements of Rule 17j-1 under the 1940 Act; and (ix) it has adopted and implemented (and shall continue to maintain and implement for so long as this Agreement remains in effect) policies and procedures reasonably designed to prevent violations of Federal Securities Laws by the Adviser, its employees, officers, and agents as may be required by Rule 206(4)-7 under the Adviser Act. For purposes of this paragraph, a “material adverse change” shall include, but shall not be limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable quality.

SECTION 11. SUBADVISERS

(a) At its own expense (except that the Fund shall pay a fee to the Fund’s Subadviser), the Adviser may carry out any of its obligations under this Agreement by employing, subject to the approval, direction and control of the Board, one or more Subadvisers who are registered as investment advisers pursuant to the Advisers Act. The Adviser shall: (i) evaluate, select and recommend Subadvisers to manage all or a portion of the Fund’s assets; (ii) allocate and, when appropriate, reallocate the Fund’s assets among multiple Subadvisers; (iii) terminate any Subadviser; (iv) monitor and evaluate each Subadviser’s performance; and (v) implement procedures reasonably designed to help ensure that Subadvisers, in providing services to the Fund, comply with the Fund’s investment objective, investment policies, and investment restrictions documented in the Board Policies, the Organic Documents, the Prospectus, the Adviser Guidelines, and the Procedures, each as provided to the Adviser by the Fund; the 1940 Act; the Advisers Act, the Securities Act; the 1934 Act; the Internal Revenue Code of 1986, as amended; and other applicable laws. Despite the Advisor’s ability to employ Subadvisers to perform the duties set forth in Section 3 of this Agreement, the Adviser shall retain overall supervisory responsibility for the general management and investment of the Fund’s assets.

The Adviser shall be liable under this Agreement: (i) for its failure to exercise good faith in the employment of a Subadviser; (ii) for its failure to exercise appropriate supervision of a Subadviser; and (iii) as may be otherwise agreed by the Fund and the Adviser in writing.

(b) Subject to the review and approval of the Board, the Adviser may (i) enter into and amend Subadvisory Agreements with new or current Subadvisers; and (ii) replace any Subadviser.

(c) Each Subadviser’s employment shall be evidenced by a separate written agreement approved by the Board and, to the extent required by law or regulation, by the shareholders of the Fund.

(d)  The Sub-Advisory fee that is paid to the Sub-Advisor will be paid out of the Fund’s Management Fee. Any fee paid to a Sub-advisor will not increase the overall management fee of the Fund. Rather, it will decrease the portion of the Management Fee that is payable to the Adviser.

SECTION 12. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Fund and the shareholders of the Fund shall not be personally liable for any obligations of the Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund in settlement of such rights or claims, and not to the Trustees of the Fund or the shareholders of the Fund.

SECTION 13. RIGHTS TO NAME

(a) If the Adviser ceases to act as investment adviser to the Fund whose name includes the term “Peachtree” (the “Mark”) or, if the Adviser requests in writing, the Fund shall take prompt action to change the name of the Fund and the Fund to a name that does not include the Mark or any variation thereof. In its sole discretion, the Adviser may from time to time make available, without charge, for use by the Fund and the Fund other marks or symbols owned by the Adviser, including marks or symbols containing the Mark or any variation thereof, as the Adviser deems appropriate (“Other Marks”). Upon the Adviser’s written request, the Fund shall cease to use any Mark or Other Marks. The Fund acknowledges that any rights in the Mark and Other Marks which may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser may permit other parties, including other investment companies, to use the Marks and Other Marks without the consent of or notice to the Fund. The Fund shall not use the Mark or Other Marks in conducting any business other than that of an investment company registered under the 1940 Act without the consent of the Adviser.

(b) Except as reasonably required to perform, or as appropriate in the performance of its duties, obligations and rights pursuant to this Agreement, the Adviser shall not use the name of the Fund or the Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Fund prior thereto in writing; provided however, that the approval of the Fund shall not be required for uses of the Fund’s or the Fund’s name which merely refer in accurate and factual terms to the Fund and the Fund in connection with Adviser’s role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

SECTION 14: AFFILIATIONS OF PARTIES

Subject to and in accordance with the Organic Documents, the governing documents of the Adviser, and the 1940 Act: (a) the Trustees, officers, or agents of the Fund or shareholders of the Fund are or may be interested in the Adviser or any successor thereof as directors, officers, shareholders or otherwise; (b) the directors, officers, agents, shareholders of the Adviser are or may be interested in the Fund or the Fund as Trustees or officers of the Fund, shareholders of the Fund or otherwise; and (c) the Adviser or any successor and its affiliated persons are or may be interested in the Fund and the Fund as shareholders of the Fund or otherwise. Such a relationship shall be governed by the aforementioned governing instruments.

SECTION 15. CONFIDENTIALITY

(a) Except as expressly provided otherwise herein, a party shall, during the term of this Agreement: (i) use a level of care no less rigorous than that taken to protect its own non-public information (“Confidential Information”) of a similar nature (but in no event less than a reasonable level of care) to keep confidential, and to prevent any unauthorized disclosure of, any Confidential Information of the other party, (ii) use such Confidential Information only in connection with this Agreement, (iii) not make any commercial use of such Confidential Information for the benefit of itself or any third party beyond the scope of this Agreement, and (iv) except where permitted by law, order, or demand of any governmental or regulatory authority, or as required or permitted by this Agreement, not make any such Confidential Information, or parts thereof, available to any third party. If any party receives a request or demand from a third party to inspect any documents or other hard or electronic materials containing Confidential Information, the party receiving such a request or demand shall endeavor to notify the applicable party and to secure instructions to produce the requested confidential information from that party or an authorized person of that party.

(b) Each party shall notify the other party promptly if the other party’s confidential information is disclosed in violation of the provisions of this Agreement or is otherwise lost or unaccounted for. Each party shall have the right to disclose another party’s confidential information to its employees, officers, directors, advisers, attorneys, consultants, vendors, affiliates, and third party service providers (the “Representatives”) who have an obligation to keep such confidential information confidential in accordance with the terms of this Agreement or substantially similar terms. Each Party shall be liable for a breach of confidentiality by its Representatives.

(c) The Fund consents to the disclosure by the Adviser to third parties of its investment results from management of Fund assets: (i) as part of composite investment results; or (ii) otherwise, if approved in advanced by the Fund, which such approval shall not be unreasonably withheld. Each Party consents to the disclosure to third parties of its relationship with the other Party, including the value of Fund assets, collectively, managed by the Adviser from time to time.

SECTION 16. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (“SOX”), and the implementing regulations thereunder, the Fund is required to make certain certifications and has adopted disclosure controls and procedures (“DCP”). To the extent reasonably requested by the Fund, the Adviser agrees to use its commercially reasonable efforts to assist the Fund in complying with SOX and implementing the DCP. The Adviser agrees to inform the Fund of any material developments relating to the services it provided under this Agreement that the Adviser reasonably believes is relevant to the Fund’s certification obligations under SOX.

SECTION 17. DELEGATION OF CERTAIN OPERATIONAL DUE DILIGENCE, RESEARCH AND RISK MANAGEMENT SERVICES.

(a) The Adviser may delegate certain of its obligations under this Agreement by employing, subject to the approval, direction and control of the Board, a third party unaffiliated with the Adviser to will perform certain operational due diligence, research and risk management services. Such third party shall not perform services causing it to be considered an adviser under the 1940 Act. Despite the Advisor’s ability to employ such third party, the Adviser shall retain overall supervisory responsibility for the general management and investment of the Fund’s assets.

(b) Should the Fund contract directly with such third party, then the Adviser shall only be liable with respect to such third party for its failure to exercise appropriate supervision of such third party. Should the Adviser contract directly with such third party, then the Adviser shall be liable for the actions or inactions of such third party to the same extent that the Adviser would be liable under this Agreement if such actions or inactions were its own actions or inactions.

(c) As set forth in Section 5(b), to the extent approved by the Board, the Fund shall pay the fees and expenses of such third party.

SECTION 18. MISCELLANEOUS

(a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both Parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of the Fund.

(b) Neither party to this Agreement shall be liable to the other Party for consequential damages under any provision of this Agreement.

(c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware; provided, however, that applicable federal law shall apply if such law preempts relevant state law.

(d) This Agreement constitutes the entire agreement between the Parties hereto and supersedes any prior agreement between those Parties with respect to the subject matter hereof, whether oral or written.

(e) This Agreement may be executed by the Parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the Parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h) Notices, requests, instructions and communications received by the Parties at their respective principal places of business, as indicated above, or at such other address as a Party may have designated in writing, shall be deemed to have been properly given.

(i) The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(j) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the Party indicated and that their signature shall bind the Party indicated to the terms hereof and each Party hereto warrants and represents that this Agreement, when executed and delivered, shall constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(k) The provisions of Sections 3(g)-(i), 3(k), 6, 7, the second paragraph of Section 11(a), Sections 12-13, and Sections 15-18 shall survive any termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Agreement to be duly executed all as of the day and year first above written.

PEACHTREE ALTERNATIVE STRATEGIES FUND

Name:
Title:

HOMRICH & BERG, INC.

By:
Title:

PEACHTREE ALTERNATIVE STRATEGIES FUND
INVESTMENT ADVISORY AGREEMENT

Appendix A

Fund	Fee[1]
Peachtree Alternative Strategies Fund	1.00% of the Fund’s net assets. This amount will be reduced by any Sub-Advisory Fee paid to the Subadviser.

[1]	Calculated as set forth in the Prospectus.

# PROXY CARD

**SIGN**, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

***BOXES FOR TYPSETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

## PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-758-5378 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

# Peachtree Alternative Strategies Fund

The undersigned, revoking prior proxies, hereby appoints _____________ and _____________, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Peachtree Alternative Strategies Fund. (the "Fund") to be held at the offices of the Fund's administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 on December 21, 2017 at 10:00 a.m. Eastern Time., or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

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**Do you have questions?** If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-758-5378**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 22, 2017. The proxy statement for this meeting is available at:

proxyonline.com/docs/peachtree2017.pdf

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[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

**Peachtree Alternative Strategies Fund**

# PROXY CARD

**<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED.** The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE

_______________________________________________
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

**THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.**

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

## THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]